WARRANTS	12 Months Ended
Dec. 31, 2015
WARRANTS

22. WARRANTS

The warrants issued in conjunction with the convertible notes expire November 24, 2020 and are exercisable at any time after the commitment date to purchase up to 4,778,846 shares of the Company’s ADS as follows:

Warrants	Principle Amount	Exercise Price
Tranche I	US$5,000,000	US$1.5
Tranche A	US$2,750,000	US$2.6
Tranche B	US$1,650,000	US$5.2
Tranche C	US$550,000	US$7.8

The exercise prices of the warrants are subject to anti-dilution adjustments and in the event the Company issue ordinary shares at a price per share lower than the applicable exercise price in effect immediately prior to the issuance. As of December 31, 2015, no adjustments to the exercise prices had occurred.

The Group performs valuations of the warrants using a probability weighted Black-Scholes option pricing model. This model requires input of assumptions including the risk-free interest rates, volatility, expected life and dividend rates, and has also considered the likelihood of “down-round” financings. Selection of these inputs involves management’s judgment and may impact net income.

The assumptions used in the Black-Scholes option pricing model for the warrants were as follows:

Risk-free interest rate	1.71%
Expected volatility of common stock	63.25%
Dividend yield	0.00%
Expected life of warrants	5 years

The fair value of the warrants as of issuance date and December 31, 2015 is RMB 57.3 million (US$8.8 million) and RMB 64.4 million (US$9.9 million), respectively. The change in fair value of the warrant liability resulted in a loss of RMB 7.1 million (US$1.1 million) for the year ended December 31, 2015.